SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 25, 1999
                                                       --------------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-25691                       13-4051921
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.        Other Events.
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     On October 27, 1999,  France  Telecom  purchased 3.3 million  shares of NTL
Incorporated ("NTL") from various affiliated entities of Goldman, Sachs & Co., Inc. (the "Selling Shareholders"). In addition, pursuant to a registration rights agreement, the Selling Shareholders gave notice to other shareholders party to that agreement of their right to sell a proportionate amount of their NTL shares to France Telecom. The Selling Shareholders have also agreed to a restriction whereby shares not included in the sale to France Telecom would not be transferable for 120 days during which no requests for registration under the Securities Act of 1933 may be made.


Item 7.        Financial Statements and Exhibits.
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                  Exhibits

99.1              Press release, dated as of October 25, 1999

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             NTL INCORPORATED
                                             (Registrant)


                                             By:/s/ Richard J. Lubasch
                                                -------------------------
                                             Name:  Richard J. Lubasch
                                             Title: Executive Vice President,
                                                       General Counsel


Dated: November 9, 1999

                                  EXHIBIT INDEX
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Exhibit                                                     Page
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99.1      Press release, dated as of October 25, 1999